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                                                                    EXHIBIT 10.9

                                  EQUITY OFFICE
                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN

                           EFFECTIVE NOVEMBER 1, 1997



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
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                                TABLE OF CONTENTS
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SECTION                                                                    PAGE
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
ARTICLE 1.....................................................................1

   1.1 Purpose of Plan........................................................1

   1.2 Status of Plan.........................................................1

ARTICLE 2.....................................................................1

   2.1 Account................................................................1

   2.2 Change of Control......................................................1

   2.3 Code...................................................................2

   2.4 Compensation...........................................................2

   2.5 Credited Service.......................................................2

   2.6 Educational Account....................................................2

   2.7 Elective Deferral......................................................2

   2.8 Eligible Employee......................................................2

   2.9 Eligible Trustee.......................................................2

   2.10 Employee Effective Date...............................................2

   2.11 Employer..............................................................2

   2.12 Enrollment Form.......................................................2

   2.13 Entry Date............................................................2

   2.14 EOPMC.................................................................3

   2.15 EOPT..................................................................3

   2.16 Equity Office.........................................................3

   2.17 Extended Company......................................................3

   2.18 ERISA.................................................................3

   2.19 Funding Trust.........................................................3

   2.20 Funding Trustee.......................................................3

   2.21 Insolvent.............................................................3

   2.22 Matching Deferral.....................................................3

   2.23 Participant...........................................................3

   2.24 Plan..................................................................3

   2.25 Plan Administrator....................................................3

   2.26 Plan Year.............................................................4

   2.27 Qualified Plan........................................................4

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

   2.28 Restricted Share........................................................4

   2.29 Share...................................................................4

   2.30 Share Appreciation Right................................................4

   2.31 Share Option............................................................4

   2.32 Share Deferral..........................................................4

   2.33 Total and Permanent Disability..........................................4

   2.34 Trustee Effective Date..................................................4

   2.35 Unforeseeable Emergency.................................................4

   2.36 Unrestricted Share......................................................4

ARTICLE 3.......................................................................5

   3.1 Satisfaction of Eligibility Requirements.................................5

   3.2 Commencement of Participation............................................5

   3.3 Continued Participation..................................................5

   3.4 Suspension of Participation..............................................5

ARTICLE 4.......................................................................5

   4.1 Elective Deferrals.......................................................5

   4.2 Share Deferrals..........................................................7

   4.3 Matching Deferrals.......................................................8

   4.4 Enrollment Forms.........................................................9

ARTICLE 5.......................................................................9

   5.1 Accounts.................................................................9

   5.2 Educational Account......................................................9

   5.3 Investments.............................................................10

ARTICLE 6......................................................................11

   6.1 General.................................................................11

   6.2 Change of Control.......................................................11

   6.3 Death or Disability.....................................................11

   6.4 Insolvency..............................................................11

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

ARTICLE 7......................................................................12

   7.1 Election as to Time and Form of Payment.................................12

   7.2 Termination of Service..................................................14

   7.3 Death...................................................................14

   7.4 Withdrawal Due to Unforeseeable Emergency...............................14

   7.5 Withdrawal due to Educational Expense...................................15

   7.6 Other Withdrawals.......................................................15

   7.7 Forfeiture of Non-vested Amounts........................................16

   7.8 Taxes...................................................................16

ARTICLE 8......................................................................16

   8.1 Plan Administration and Interpretation..................................16

   8.2 Powers, Duties, Procedures, Etc.........................................17

   8.3 Information.............................................................17

   8.4 Indemnification of Plan Administrator...................................17

ARTICLE 9......................................................................17

   9.1 Amendments..............................................................17

   9.2 Termination of Plan.....................................................17

   9.3 Existing Rights.........................................................18

ARTICLE 10.....................................................................18

   10.1 No Funding.............................................................18

   10.2 Non-assignability......................................................18

   10.3 Limitation of Participant's Rights.....................................18

   10.4 Participants Bound.....................................................18

   10.5 Receipt and Release....................................................19

   10.6 Governing Law..........................................................19

   10.7 Headings and Subheadings...............................................19


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                                    ARTICLE 1
                                  INTRODUCTION

         1.1   PURPOSE OF PLAN

         Equity Office Properties Trust and Equity Office Properties Management Corp. (collectively "Equity Office") hereby adopt the Equity Office Supplemental Retirement Savings Plan ("Plan") to provide a means by which members of the Board of Trustees of Equity Office Properties Trust, individuals who are employees of Equity Office and individuals who are employees of related companies may elect to defer receipt of portions of their Compensation, to defer income with respect to Unrestricted Shares, Restricted Shares, Share Options and Share Appreciation Rights, and to save for their retirement and for the education of their children.

         1.2   STATUS OF PLAN

         Except with respect to the participation of trustees, it is intended that the Plan be "a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and that the Plan be interpreted and administered consistent with that intent.

                                    ARTICLE 2
                                   DEFINITIONS

         Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

         2.1 ACCOUNT means, for each Participant, the account established for his or her benefit under Section 5.1.

         2.2 CHANGE OF CONTROL means (i) the acquisition by any entity, person, or group acting in concert of more than 50% of the outstanding Shares from the holders thereof; (ii) a merger or consolidation of EOPT with one (1) or more other entities as a result of which the ultimate holders of all outstanding Shares immediately prior to such merger or consolidation hold less than 50% of the shares of beneficial ownership of the surviving or resulting corporation; or
(iii) a direct or indirect transfer of substantially all of the property of EOPT other than to an entity of which EOPT directly or indirectly owns at least 50% of the shares of beneficial ownership.

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         2.3 CODE means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

         2.4 COMPENSATION means cash compensation payable by an Employer (before deductions) for service performed for the Employer that currently would be includable in gross income and may consist of either the Participant's (i) salary, (ii) commissions, and/or (iii) incentive pay. In the case of an Eligible Trustee, "Compensation" shall include Board and Committee fees paid in cash.

         2.5 CREDITED SERVICE means the Participant's Years of Credited Service as calculated for purposes of the Qualified Plan.

         2.6 EDUCATIONAL ACCOUNT means an account established by a Participant pursuant to Section 5.2, for the use described therein.

         2.7 ELECTIVE DEFERRAL means the portion of Compensation which is deferred by a Participant under Section 4.1.

         2.8 ELIGIBLE EMPLOYEE means, as of the Employee Effective Date or, subsequent thereto, one of the dates described in Section 3.1, those selected employees of the Employer whose anticipated total annualized Compensation is not less than $100,000.

         2.9 ELIGIBLE TRUSTEE means, as of the Trustee Effective Date or, subsequent thereto, one of the dates described in Section 3.1, a member of the Board of Trustees of EOPT who is not prevented from participating under the terms governing his or her service on the Board, as determined by the Chief Legal Counsel of EOPT.

         2.10 EMPLOYEE EFFECTIVE DATE means December 1, 1997.

         2.11 EMPLOYER means EOPMC, EOPT, or each other entity that is affiliated with Equity Office, and that adopts the Plan with the prior written consent of EOPT.

         2.12 ENROLLMENT FORM means the document or documents prescribed by the Plan Administrator and pursuant to which a Participant may make elections to defer Compensation and/or defer income with respect to Restricted Shares, Share Options or Share Appreciation Rights, and related elections, hereunder.

         2.13 ENTRY DATE means (i) for 1998 Plan Year, January 1 and October 1;
(ii) for Plan Years beginning on or after January 1, 1999, March 1 and September 1 of each Plan Year; (iii) in the case of an individual who is then an Eligible Employee, the Employee Effective Date; and (iv) in the case of an individual described in clause (b)(iii) of Section 4.1, the date as of which his or her Enrollment Form is effective, as described therein.

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         2.14 EOPMC means Equity Office Properties Management Corp., a Delaware corporation, and any successor entity thereto.

         2.15 EOPT means Equity Office Properties Trust, a Maryland real estate investment trust, and any successor thereto.

         2.16 EQUITY OFFICE means EOPT and EOPMC collectively.

         2.17 EXTENDED COMPANY means an Employer and any other entity so designated by the Plan Administrator, but only if such other entity maintains a non-qualified deferred compensation arrangement that provides that if an employee terminates his or her employment with the entity and immediately accept a position with Equity Office, his or her employment is not treated as having terminated for purposes of distributions under such arrangement. The Plan Administrator may change the entities designated as Extended Companies from time to time as it deems appropriate.

         2.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to any section or subsection of ERISA includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

         2.19 FUNDING TRUST means the grantor trust established by Equity Office to hold assets contributed under the Plan.

         2.20 FUNDING TRUSTEE means the trustee or trustees under the Funding Trust.

         2.21 INSOLVENT means, with respect to an Employer, either (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         2.22 MATCHING DEFERRAL means a contribution by an Employer for the benefit of a Participant who is an Eligible Employee, as described in Section 4.3.

         2.23 PARTICIPANT means any individual who participates in the Plan in accordance with Article 3.

         2.24 PLAN means the Equity Office Properties Trust and Equity Office Properties Management Corp. Supplemental Retirement Savings Plan as provided herein and as amended from time to time.

         2.25 PLAN ADMINISTRATOR means the Vice President-Human Resources and Employee Development of EOPT and each other person, persons or entity designated by EOPT to administer the Plan and to serve as the agent for the settlor of the Funding Trust as contemplated by the agreement establishing the Funding Trust, or an alternate designated by EOPT with respect to any matters relating solely to the Plan Administrator as a Participant. If

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no such person is so serving as the Vice President-Human Resources and Employee
Development at any time, EOPT shall be the Plan Administrator.

         2.26 PLAN YEAR means the 12-month period ending on December 31; provided that the first Plan Year shall be the partial year November 1 through December 31, 1997.

         2.27 QUALIFIED PLAN means the Equity Office Properties Trust Retirement Savings Plan.

         2.28 RESTRICTED SHARE means a Share that is subject to a substantial risk of forfeiture for purposes of Section 83 of the Code.

         2.29 SHARE means a share of beneficial interest, par value $ .01 per share, of EOPT.

         2.30 SHARE APPRECIATION RIGHT means a right to share in the appreciation of Shares granted by EOPT.

         2.31 SHARE OPTION means an option to purchase Shares granted by EOPT.

         2.32 SHARE DEFERRAL means the portion of a Share, Share Option or Share Appreciation Right deferred by a Participant under Section 4.2.

         2.33 TOTAL AND PERMANENT DISABILITY means a physical or mental condition that entitles a Participant to benefits under the Employer-sponsored long-term disability plan in which he or she participates, as determined by the Plan Administrator in its discretion.

         2.34 TRUSTEE EFFECTIVE DATE means January 1, 1998.

         2.35 UNFORESEEABLE EMERGENCY means an immediate and heavy financial need resulting from any of the following:

         (a) Expenses which are not covered by insurance and which the Participant or his or her spouse or dependent has incurred as a result of, or is required to incur in order to receive, medical care;

         (b) The need to prevent eviction of a Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; or

         (c) Any other circumstance that is determined by the Plan Administrator, in the Plan Administrator's sole discretion, to constitute an unforeseeable emergency that (i) is not covered by insurance, (ii) cannot reasonably be relieved by the liquidation of

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                  the Participant's assets, and (iii) is consistent with the intent of Treasury Regulation Section 1.457-2(h)(4).

         2.36 UNRESTRICTED SHARE means a Share that is not subject to a substantial risk of forfeiture for purposes of Section 83 of the Code.

                                    ARTICLE 3
                                  PARTICIPATION

         3.1 SATISFACTION OF ELIGIBILITY REQUIREMENTS

         Prior to each Entry Date, the Plan Administrator shall determine in its discretion the identity of those Eligible Employees and Eligible Trustees who may commence their participation in the Plan as of such Entry Date. Prior to each Plan Year, the Plan Administrator shall determine in its discretion the identity of those Participants who may continue their participation in the Plan for such Plan Year. The Plan Administrator will notify Eligible Employees and Eligible Trustees of their eligibility to participate in the Plan and provide them with an Enrollment Form. If the Plan Administrator determines that a Participant currently making Elective Deferrals, Share Deferrals or Matching Deferrals is not eligible to participate in the Plan as of an upcoming Plan Year because he or she no longer satisfies the eligibility requirements described in
Section 2.8 or 2.9 (as applicable), the Participant will be subject to a suspension of participation as described in Section 3.4 below.

         3.2 COMMENCEMENT OF PARTICIPATION

         An Eligible Employee or Eligible Trustee shall become a Participant in the Plan on the first date as of which an Elective Deferral, Share Deferral, or Matching Deferral is credited to his or her Account.

         3.3 CONTINUED PARTICIPATION

         Subject to Section 7.2, a Participant in the Plan shall continue to be a Participant so long as any amount remains credited to his or her Account.

         3.4 SUSPENSION OF PARTICIPATION

         If, pursuant to Section 3.1, the Plan Administrator determines that an active Participant no longer satisfies the eligibility requirements of Section
2.8 or 2.9 (as applicable), the Plan Administrator shall notify the Participant, and the Participant's Elective Deferrals, Share Deferrals and Matching Deferrals shall be suspended until the next following Entry Date as of which the Participant again satisfies Section 2.8 or 2.9 (as applicable). If the Plan Administrator, pursuant to Section 3.1, determines that the Participant again satisfies the eligibility requirements of Section 2.8 or 2.9 (as applicable), the Plan Administrator shall notify the Participant, and the Participant shall be permitted to resume active participation in the Plan as of the next following Entry Date in accordance with Article 4. Upon such resumption, EOPT may make Matching Deferrals for such

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Participant to make up for any Matching Deferrals not made while his or her participation was suspended.

                                    ARTICLE 4
                     ELECTIVE, SHARE AND MATCHING DEFERRALS

         4.1 ELECTIVE DEFERRALS

         (a) From and after the Employee Effective Date (in the case of an Eligible Employee) or the Trustee Effective Date (in the case of an Eligible Trustee), an individual who is an Eligible Employee or Eligible Trustee may elect to defer receipt of a whole percentage or whole dollar amount of the Compensation otherwise payable to him or her, on and after a subsequent Entry Date. For purposes of the foregoing, the Elective Deferral of each Eligible Employee will equal the lesser of (i) the elected percentage of his or her Compensation or elected dollar amount, as the case may be; or (ii) the entire amount of his or her Compensation remaining after (A) all contributions that the Eligible Employee has elected to make under all other retirement and welfare benefit plans maintained by Equity Office have been deducted from his or her Compensation, and (B) deductions from Compensation required by law, including Social Security and Medicare taxes. An Eligible Employee or Eligible Trustee who desires to elect such a deferral shall complete and file an Enrollment Form with the Plan Administrator. Notwithstanding any provision of the Plan to the contrary, as of an Entry Date that is not the first Entry Date of a Plan Year, an Eligible Employee or Eligible Trustee may not reduce the percentage or dollar amount elected for deferral.

         (b) Each Enrollment Form shall be effective as described in clauses
(i), (ii) (iii) and (iv) below.

                  (i) An Enrollment Form with respect to salary and commissions paid from and after the January 1 (effective January 1, 1999, March 1) Entry Date in any Plan Year shall be filed on or before a deadline established by the Plan Administrator for the applicable Plan Year, but in no event later than the December 31 that precedes the first day of such Plan Year.


                  (ii) An Enrollment Form filed with respect to salary and commission paid from and after the October 1 (effective January 1, 1999, September 1) Entry Date in any Plan Year shall be filed before the preceding September 1 (effective January 1, 1999, on or before the preceding June 1).


                  (iii) Notwithstanding clauses (i) and (ii), in the case of an individual who first becomes an Eligible Employee or Eligible Trustee following the commencement of the Plan Year, the Enrollment Form will be effective with respect to salary, commissions and fees received


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                           after the date the Enrollment Form is filed, if it is
                           filed within 30 days after the date the individual becomes an Eligible Employee or Eligible Trustee.

                  (iv) An Enrollment Form with respect to incentive pay shall be filed on or before October 1 of the Plan Year preceding the Plan Year in which the incentive pay is otherwise payable; provided that, in the case of an individual who first becomes an Eligible Employee after October 1 of any Plan Year, the Enrollment Form will be effective if it is filed no later than 30 days after he or she becomes an Eligible Employee and before the start of the Plan Year in which the incentive pay is otherwise payable.

                  (c) Except in the case of an Enrollment Form filed under clause (b)(iv), above, each Enrollment Form shall be effective for all Compensation to be paid to the Participant filing such Enrollment Form from and after the Entry Date to which such Enrollment Form applies. An election to defer salary or commissions also shall apply from and after subsequent Entry Dates unless changed as provided herein, or until such time (if any) that the Participant is suspended from the Plan, as provided under Section 3.4 or Section 7.6.

                  (d) A Participant who is an Eligible Employee and for whom a deferral election is or will be effective as of a January 1 (effective January 1, 1999, March 1) Entry Date (or such later date permitted pursuant to clause
(b) (iii), above) may elect to have Elective Deferrals contributed pursuant to this Plan transferred to the Qualified Plan as salary deferrals as of the end of the Plan Year, if and to the extent allowable under the Qualified Plan. The Plan Administrator shall direct the Funding Trustee to transfer such Elective Deferrals as soon as possible after non-discrimination tests and other compliance matters have been completed for the Qualified Plan for such Plan Year. The Participant must submit an Enrollment Form indicating such election on or before September 1 (effective January 1, 1999, June 1) of the Plan Year for which it is effective. Such election shall be irrevocable for the Plan Year in which it is made.

         4.2 SHARE DEFERRALS

                           (a) An individual who is an Eligible Employee or
Eligible Trustee and who has received (or is to receive) a Restricted Share, Share Option or Share Appreciation Right or is to receive an Unrestricted Share may elect to defer (i) with respect to an Unrestricted Share, the ownership thereof; (ii) with respect to a Restricted Share, the ownership of the Share when it is an Unrestricted Share; or (iii) with respect to the Share Option or Share Appreciation Right, the ownership of the Shares or other proceeds of an exercise thereof. An Eligible Employee or Eligible Trustee who desires to elect a Share Deferral shall complete and file an Enrollment Form with the Plan Administrator. Notwithstanding the foregoing, Board of Trustees or Board Committee fees paid in Unrestricted Shares to Eligible Trustees for 1998 shall be deferred. The Participant may also make an election, applicable if the Funding Trustee receives and complies with a Participant's request to invest the deferred amount in Shares, to have any dividends paid on

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


such Shares distributed to the Participant when received by the Funding Trustee; provided that, in the absence of such an election, such dividends shall be credited to his or her Account.

                  (b) An election to defer pursuant to paragraph (a) must be made (i) with respect to an Unrestricted Share paid in connection with the Participant's bonus, on or before October 1 of the Plan Year preceding the Plan Year in which the Unrestricted Share is otherwise awarded; (ii) with respect to any other Unrestricted Share, no less than six months before it is awarded or sold to the Participant; (iii) with respect to a Restricted Share, at least 12 months before the date it would become an Unrestricted Share; or (iv) with respect to a Share Option or Share Appreciation Right, at least six (6) months prior to the date the Share Option or Share Appreciation Right is exercised, or at such other time as the Plan Administrator may specify. Deferrals will only be effective if the individual making the election is still an Eligible Employee or Eligible Trustee (I) in the case of a deferral of an Unrestricted Share, on the date such Share would otherwise be received by the Participant; (II) in the case of a deferral of a Restricted Share, on the date such Share would become an Unrestricted Share; or (III) in the case of a deferral of a Share Option or Share Appreciation Right, on the date that a Share Option or Share Appreciation Right is exercised.

                  (c) Except as provided in the last sentence of this paragraph, the Funding Trustee shall not be required to hold on behalf of a Participant any Unrestricted Share, Restricted Share, Share Option or Share Appreciation Right deferred in accordance with paragraph (a) above. Instead, the Funding Trustee shall credit to the Participant's Account an amount equal to (i) in the case of an Unrestricted Share or Restricted Share, the fair market value thereof on the date that the Share would otherwise be received by the Participant (or in the case of a deferral of a Restricted Share elected after the Share has been received, on the date that the Enrollment Form is received by the Plan Administrator); and (ii) in the case of a Share Option or Share Appreciation Right, the excess of the fair market value of the underlying Shares over the exercise or base price thereof on the date of exercise. The Participant may request, in accordance with Section 5.3, that amounts credited to his or her Account following a Share Deferral be invested in Shares, provided that the Funding Trustee shall have no obligation to comply with such request. Notwithstanding the foregoing, in the case of an Unrestricted Share that is paid to an Eligible Trustee as Board or Committee fees and automatically deferred as described in paragraph (a), to the extent provided by the COC, the Funding Trustee shall invest the resulting amount credited to the Participant's Account in Shares.

         4.3 MATCHING DEFERRALS

                  (a) Not later than the latest date permitted by Section 404 of the Code for matching contributions under the Qualified Plan with respect to each Plan Year thereunder (or such later date that the need for a Matching Deferral is determined), the Employer shall contribute a Matching Deferral to the Account of each Participant who is an Eligible Employee, if required by the next sentence. The Matching Deferral for each Eligible Employee for the Plan Year shall equal the excess of (i) the amount, if any, by which the Eligible Employee's matching contributions under the Qualified Plan were reduced because of the operation of Section 401(m) of the Code, or because the amount of his or her elective contributions to the Qualified Plan were reduced by operation of Section 401(k)(3) of the Code (but considering all other conditions, restrictions and provisions of the Code or the Qualified Plan); over
(ii) any amount paid to the Eligible Employee with respect to such Plan Year by the Qualified Plan or the Employer to compensate or otherwise make up for such reduction.

                  (b) Notwithstanding paragraph (a) above, a Matching Deferral will be made for an Eligible Employee for a Plan Year only if the Eligible Employee would have been eligible to receive allocation of a matching contribution made under the Qualified Plan for such Plan Year.

         4.4 ENROLLMENT FORMS

         All Enrollment Forms filed pursuant to Article 4 shall be irrevocable
(i) with respect to Elective Deferrals under Section 4.1, except as provided therein; and (ii) for Share Deferrals under Section 4.2, with respect to the Unrestricted Share, Restricted Share, Share Option or Share Appreciation Right subject thereto. Notwithstanding the foregoing, if a Participant incurs an Unforeseeable Emergency, he or she may amend or revoke his or her Enrollment Form (but only to the extent reasonably needed to relieve the Unforeseeable Emergency) by filing a new Enrollment Form. Any Enrollment Form that amends or revokes an Enrollment Form shall be effective as described in the first sentence of this Section 4.4; provided that, if the Enrollment Form was previously amended, the Participant will be entitled to further amend or revoke the Enrollment Form if the Participant incurs an Unforeseeable Emergency.

                                    ARTICLE 5
                                    ACCOUNTS

         5.1 ACCOUNTS

         The Plan Administrator shall establish an Account for each Participant reflecting Elective Deferrals, Share Deferrals and Matching Deferrals (if applicable) made for the Participant's benefit together with any adjustments for income, gain or loss and any payments from the Account. Elective Deferrals, Share Deferrals and Matching Deferrals will be credited to the Account of each applicable Participant as of the later of the date they are received by the Funding Trustee or the date the Funding Trustee receives from the Plan Administrator such instructions as the Funding Trustee may reasonably require to allocate the amount received among the investments maintained by the Funding Trustee. A Participant's Account shall also include any Educational Account established pursuant to Section 5.2. As soon as practicable following the last business day of each calendar quarter, the Plan Administrator (or its designee) shall provide the Participant with a statement of such Participant's Account reflecting the income, gains and losses (realized and unrealized), amounts of deferrals and distributions with respect to such Account since the prior statement.

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


         5.2 EDUCATIONAL ACCOUNT

                  (a) An Eligible Employee may transfer any vested portion of his or her Plan Account into an Educational Account in accordance with this
Section 5.2.

                  (b) An Educational Account may be established for any adopted or natural-born child of an Eligible Employee in order to finance such child's post-secondary undergraduate or graduate level education. An Eligible Employee wishing to establish an Educational Account shall so notify the Plan Administrator in writing, on a form prescribed by the Plan Administrator for that purpose, no later than: (i) with respect to an Educational Account established to finance a child's undergraduate education, the beginning of the child's last full academic year of secondary education, or (ii) with respect to an Educational Account established to finance a child's graduate education, the beginning of the child's last full academic year of undergraduate education.

                  (c) The balance of an Eligible Employee's Educational Account, adjusted for earnings, gains and losses, may be withdrawn by the Eligible Employee on a quarterly basis to pay expenses related to tuition, books, lodging and meals in connection with the undergraduate or graduate-level education (as applicable) of the child with respect to whom the Account was established, to the extent incurred at an accredited institution of higher learning; provided, however, that lodging expenses incurred as a result of the child's residence in a home owned directly or indirectly by the Eligible Employee or a member of his or her family shall not be reimbursed. Distribution of the balance of an Educational Account shall be governed by Section 7.5.

         5.3 INVESTMENTS

                  (a) The assets of the Funding Trust shall be invested in such investments as the Funding Trustee shall determine. The Funding Trustee may (but is not required to) consider the Employer's or a Participant's investment preferences when investing the assets attributable to a Participant's Account. All Elective Deferrals contributed pursuant to the Plan by Eligible Trustees shall be invested in Shares; provided that, if amounts contributed by a Participant who is an Eligible Trustee are being distributed in installments, then the Account of such Participant shall be subject to the first two (2) sentences of this paragraph (a).

                  (b) EOPT may, at its discretion, provide the Funding Trustee with the opportunity to purchase Shares at a discounted price on behalf of one
(1) or more Eligible Employees and/or Eligible Trustees, subject to conditions established by EOPT (which may include the condition that any such Eligible Employee has surrendered other similar opportunities to purchase Shares). If the Employer provides such opportunity, it will either sell such common Shares directly to the Funding Trustee or make cash contributions as necessary to permit the Funding Trustee to buy such Shares on the open market or from other sources. The Plan Administrator may impose restrictions on the purchase of Shares in accordance with the Securities Act of 1933 and/or the Securities Exchange Act of 1934.

                  (c) Subject to paragraph (a) above, a Participant may request that the Funding Trustee hold the following types of investments in such Participant's Account:

                           (i) Mutual funds (load or no-load)

                           (ii) Securities traded on the NASDAQ national market
                  or a national securities exchange.

                  (d) Expense charges for transactions performed for each Participant's Account shall be paid from each respective Account and will be listed on the quarterly statement for such Account. Other Plan charges and administrative expenses will be paid by the Employer.

                                    ARTICLE 6
                                     VESTING

         6.1 GENERAL

                  (a) A Participant shall at all times have a fully vested and nonforfeitable right to all Elective Deferrals credited to his or her Account, adjusted for income, gain and loss attributable thereto.

                  (b) A Participant shall become vested in the portion of his or her Account derived from a Share Deferral credited to his or her Account attributable to a Restricted Share, adjusted for income, gain and loss attributable thereto, at the same time that such Restricted Share would have become a Share that was not a Restricted Share.

         A Participant shall at all times have a fully vested and nonforfeitable right to all Share Deferrals credited to his or her Account and attributable to Unrestricted Shares, Share Options or Share Appreciation Rights.

                  (c) Subject to earlier vesting as provided in Sections 6.2,
6.3 and 6.4, a Participant shall become vested in the portion of his or her Account attributable to Matching Deferrals credited to his or her Account, adjusted for income, gain and loss attributable thereto, based on his or her years of Credited Service in accordance with the following schedule:


         YEARS OF CREDITED SERVICE         VESTED PERCENTAGE
         -------------------------         -----------------
                    0-1                           0%
                     2                            25%
                     3                            50%
                     4                            75%
                     5                           100%

         6.2 CHANGE OF CONTROL

         A Participant who is then in the employ of the Employer shall become fully vested in his or her Account immediately prior to a Change of Control of his or her Employer.

         6.3 DEATH OR DISABILITY

         A Participant shall become fully vested in his or her Account immediately prior to termination of the Participant's employment by reason of the Participant's death or Total and Permanent Disability.

         6.4 INSOLVENCY

         A Participant who is then in the employ of the Employer shall become fully vested in his or her Account immediately prior to his or her Employer's becoming Insolvent, in which case the Participant will have the same rights as a general creditor of the Employer with respect to his or her Account balance.

                                    ARTICLE 7
                                    PAYMENTS

         7.1 ELECTION AS TO TIME AND FORM OF PAYMENT

                  (a) A Participant may specify a distribution date applicable to his or her Elective Deferrals, vested Share Deferrals and vested Matching Deferrals in accordance with the following:

                           (i) A Participant may specify (on the first Enrollment Form used under Section 4.1, 4.2 or, if filed earlier, on a special Enrollment Form filed on or before September 1 (effective January 1, 1999, June 1, of a Plan Year for Matching Deferrals under Section 4.3 with respect to such Plan Year) the date or age at which all Elective Deferrals, vested Share Deferrals and vested Matching Deferrals described in the last sentence of this subparagraph (i), adjusted for earnings, gains and losses attributable thereto, will be paid or commence to be paid to the Participant. Such specified date shall not be earlier than the January 1 that is at least one year after the Plan Year subject to such Enrollment Form and shall apply to all Elective Deferrals, vested Share Deferrals and vested Matching Deferrals for (A) the Plan Year for which the Enrollment Form is filed; (B) any prior Plan Year, in the case of a Matching Deferral for which no Enrollment Form was filed; and (C) any subsequent Plan Year the last day of which is at least one full Plan Year before the Participant's elected distribution date.

                           (ii) On the Enrollment Form filed for the first Plan Year with respect to which a distribution date election under subparagraph (i) would not be applicable (and for the first Plan Year with respect to which an election under this subparagraph would not be applicable pursuant to the last sentence of this subparagraph), a Participant may specify the date on which distribution of the Participant's Elective Deferrals, vested Share Deferrals and vested Matching Deferrals described in the last sentence of this subparagraph (ii), as adjusted for earnings, gains and losses, will be paid or commenced to be paid to the Participant. Such specified date shall not be earlier than the January 1 that is at least one year after the Plan Year subject to such Enrollment Form and shall apply to all Elective Deferrals, vested Share Deferrals and vested Matching Deferrals (as adjusted) for the Plan Year for which the Enrollment form is filed, and for any subsequent Plan Year the last day of which is at least one full Plan Year before the Participant's specified distribution date.

                  (b) If approved by the Plan Administrator, a Participant may change a date elected for distribution pursuant to paragraph (a); provided that
(i) the change is filed with the Plan Administrator no later than the December 31 that is at least one year before the Plan Year in which the previously elected date occurs; (ii) the new date for distribution occurs no earlier than the second Plan Year after the Plan Year in which the previously elected date occurs; and (iii) a Participant shall not change a date for distribution more than once in any two consecutive Plan Years, or more than twice in any five consecutive Plan Years.

                  (c) The Participant's election under this Section 7.1 may provide for payments to be made in the form of either:

                           (i)   A single lump-sum payment; or

                           (ii) Annual installments over a period elected by the Participant of up to ten (10) years, the amount of each installment to equal the then balance of the Account divided by the number of installments remaining to be paid. The Participant may separately designate the date or age of the initial payment and the date or age that the remaining payments are to begin.

A Participant who has made no election under this paragraph (c) or a Participant who has made such an election and wishes to change the election, may make an election under this paragraph; provided that no election that is made other than on the Enrollment Form to which an Elective Deferral, a Share Deferral or a Matching Deferral is subject shall be effective until the January 1 that is at least 12 months after the date the election is filed with the Plan Administrator. Any such change shall also apply to all previous Enrollment Forms and Change Forms filed by the Participant to the extent that the change satisfies the preceding sentence in connection with such Forms.

                  (d) Except as provided in Sections 7.2, 7.3, 7.4, 7.5 and 7.6, payments from a Participant's Account shall be made in accordance with the Participant's elections under this Section 7.1. If no election is made by a Participant, distribution shall be made in a single lump sum upon the termination of the Participant's employment.

                  (e) Payments from a Participant's Account shall be in cash or in kind (comprising assets of the Funding Trust), as determined by the Funding Trustee. The Funding Trustee may (but is not required to) consider the Employer's or a Participant's preferences when determining the form in which payment is made from the Participant's Account.

         7.2 TERMINATION OF SERVICE

         Upon termination of a Participant's service as a member of EOPT's Board of Trustees, or termination of a Participant's employment with all Employers and Extended Companies, as the case may be, for any reason other than death, the vested portion of the Participant's

Account shall be paid to the Participant according to the Participant's distribution election, unless the Plan Administrator elects, in its sole discretion, to pay out a Participant's Account balance in a single lump sum as soon as practicable following the date of termination. Equity Office shall have the right to offset against any payments made to a Participant under this
Section 7.2 an amount as is necessary to reimburse Equity Office for liabilities or obligations of the Participant to Equity Office, including for amounts misappropriated by the Participant.

         7.3 DEATH

                  (a) If a Participant dies prior to the complete distribution of his or her Account, the vested portion of the Participant's Account shall be paid to the Participant's designated beneficiary or beneficiaries, according to the Participant's distribution election, unless the Plan Administrator elects, in its sole discretion, to pay out a Participant's Account balance in a single lump sum as soon as practicable following the date of termination.

                  (b) A Participant may designate a beneficiary by so notifying the Plan Administrator in writing, at any time before Participant's death, on a form prescribed by the Plan Administrator for that purpose. A Participant may revoke any beneficiary designation or designate a new beneficiary at any time without the consent of a beneficiary or any other person. If no beneficiary is designated or no designated beneficiary survives the Participant, payment shall be made to the Participant's surviving spouse, or, if none, to the Participant's issue per stirpes, in a single payment. If no spouse or issue survives the Participant, payment shall be made in a single lump sum to the Participant's estate.

         7.4 WITHDRAWAL DUE TO UNFORESEEABLE EMERGENCY

         If a Participant experiences an Unforeseeable Emergency, the Plan Administrator, in its sole discretion, may pay to the Participant only that portion, if any, of the vested portion of such Participant's Account which the Plan Administrator determines is necessary to satisfy the emergency need, including any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution. A Participant requesting an emergency payment shall apply for the payment in writing using a form prescribed by the Plan Administrator for that purpose and shall provide such additional information as the Plan Administrator may require.

         7.5 WITHDRAWAL DUE TO EDUCATIONAL EXPENSE

                  (a) The balance of an Educational Account established under
Section 5.2 shall be distributed on a quarterly basis at the Participant's request as the expenses described in Section 5.2 are incurred by or for the child with respect to whom the Educational Account was established. The Participant's request shall be in writing, delivered to the Plan Administrator, on a form prescribed for that purpose by the Plan Administrator. The Plan Administrator may require such documentation as it deems necessary to substantiate such expenses.

                  (b) Notwithstanding the foregoing, 90% of the balance of an Educational Account shall be transferred back to the Account of the Participant and the balance of the Educational Account shall be forfeited as of the earlier of: (i) the date as of which the child ceases full-time pursuit of undergraduate or graduate-level education (as applicable) for a period of more than 12 consecutive months; or (ii) with respect to (A) an Educational Account established to finance the undergraduate education of a Participant's child, the child's 23rd birthday, or (B) an Educational Account established to fund the graduate education of a Participant's child, the child's 28th birthday.

                  (c) Notwithstanding the foregoing, 100% of the balance of an Educational Account shall be transferred back to the Participant's Account if the child with respect to whom the Educational Account is established dies or becomes disabled (as defined below) before reaching: (i) age 23 with respect to an Educational Account established to finance the child's undergraduate education, or (ii) age 28 with respect to an Educational Account established to finance the child's graduate education. For purposes of this Section 7.5, a Participant's child shall be deemed to be "disabled" if the Plan Administrator, in its discretion, determines that an illness or injury has rendered the child physically or mentally incapable of the full-time pursuit of the course of study for which the Educational Account was established. The Plan Administrator may request such evidence of the child's illness or injury as it deems necessary to establish the existence of a disability.

         7.6 OTHER WITHDRAWALS

         Upon the request of a Participant, the Plan Administrator, in its sole discretion, may pay to the Participant any amount up to the vested portion of the Participant's Account. A Participant requesting a withdrawal under this
Section 7.6 shall apply for the payment in writing on a form prescribed by the Plan Administrator for that purpose, and shall provide such additional information as the Plan Administrator may require. The Plan Administrator will pay 90% of the withdrawn amount to the Participant and the remaining 10% will be forfeited. A Participant receiving a withdrawal under this Section 7.6 shall be suspended from making Elective Deferrals and Share Deferrals under the Plan until the second Plan Year following his or her receipt of such withdrawal.

         7.7 FORFEITURE OF NON-VESTED AMOUNTS

                  (a) To the extent that any amounts credited to a Participant's Account are not vested at the time such amounts are otherwise payable under Sections 7.1 and 7.2, they shall be forfeited. Such forfeited amounts, as well as forfeitures pursuant to Sections 7.5 and 7.6, shall be used to satisfy the Employer's obligation to make contributions to the Funding Trust under the Plan.

                  (b) If (i) the Plan pays to any terminated Participant who is not 100% vested in his or her Account, the vested portion of his or her Account prior to the time such Participant has incurred five (5) consecutive Breaks in Service for purposes of the Qualified Plan and (ii) such Participant resumes employment as an Eligible Employee after receipt of such distribution and before incurring five (5) consecutive Breaks in Service, the provisions of this Section 7.7(b) shall apply. Upon such reemployment, the Participant may repay the vested portion of his or her Account received as such distribution within two (2) years after he or she is rehired. If and only if the Participant makes such repayment, the forfeited portion of the Participant's Account shall be restored to his or her credit and an additional Employer contribution in that amount shall be made for that purpose.

         7.8 TAXES

         Income taxes and other taxes payable with respect to an Account shall be deducted from such Account. All federal, state or local taxes that the Plan Administrator determines are required to be withheld from any payments made pursuant to this Article 7 shall be withheld.

                                    ARTICLE 8
                               PLAN ADMINISTRATOR

         8.1 PLAN ADMINISTRATION AND INTERPRETATION

         The Plan Administrator shall oversee the administration of the Plan. The Plan Administrator shall have complete control and authority to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant, beneficiary, deceased Participant, or other person having or claiming to have any interest under the Plan. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have complete discretion to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. Any individual(s) serving as Plan Administrator who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Plan Administrator shall be entitled to rely on information furnished by a Participant, a beneficiary, the Employer or the Funding Trustee. The Plan Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

         8.2 POWERS, DUTIES, PROCEDURES, ETC.

         The Plan Administrator shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, may receive such reimbursements and compensation, and shall follow such claims and appeal procedures with respect to the Plan as the Plan Administrator may establish.

         8.3 INFORMATION

         To enable the Plan Administrator to perform its functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of Participants, their employment, retirement, death, termination of employment, and such other pertinent facts as the Plan Administrator may require.

         8.4 INDEMNIFICATION OF PLAN ADMINISTRATOR

         The Employers agree to indemnify and to defend to the fullest extent permitted by law any officer(s) or employee(s) who serve as Plan Administrator (including any such individual who formerly served as Plan Administrator) against all liabilities, damages, costs and expenses (including reasonable attorneys' fees and amounts paid in settlement of any claims approved by the Employer in writing in advance) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

                                    ARTICLE 9
                            AMENDMENT AND TERMINATION

         9.1 AMENDMENTS

         The Compensation and Option Committee of the Board of Trustees of EOPT (the "COC") shall have the right to amend the Plan from time to time, subject to
Section 9.3, by an instrument in writing that has been executed on behalf of EOPT by an officer duly authorized by the COC.

         9.2 TERMINATION OF PLAN

         The Plan is strictly a voluntary undertaking on the part of each Employer and shall not be deemed to constitute a contract between the Employer and any Eligible Employee (or any other employee) or any Eligible Trustee, a consideration for, or an inducement or condition of employment for, the performance of the services by any Eligible Employee (or other employee) or any Eligible Trustee. The COC may terminate the Plan at any time, subject to Section 9.3, by an instrument in writing that has been executed on behalf of EOPT by an officer duly authorized by the COC. Upon termination of the Plan, the COC may (a) elect to continue to maintain the Funding Trust to pay benefits hereunder as they become due as if the Plan had not terminated or (b) direct the Funding Trustee to pay promptly to Participants (or their beneficiaries) the vested balance of their Accounts. For purposes of the preceding sentence, in the event clause (b) is implemented, the Account balance of all Participants who are in the employ of the Employer at the time the Funding Trustee is directed to pay such balances shall become fully vested and nonforfeitable. After Participants and their beneficiaries are paid all Plan benefits to which they are entitled, all remaining assets of the Funding Trust attributable to Participants who terminated employment with the Employer prior to termination of the Plan and who were not fully vested in their Accounts under Article 6 at that time shall be returned to the Employer.

         9.3 EXISTING RIGHTS

         No amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to amounts that have been credited to his or her Account prior to the date of such amendment or termination.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 NO FUNDING

         The Plan constitutes a mere promise by the Employer to make payments in accordance with the term of the Plan and Participants and beneficiaries shall have the status of general unsecured creditors of the Employer. Nothing in the Plan will be construed to give any employee or any other person rights to any specific assets of the Employer or of any other person. In all events, it is the intent of the Employer that the Plan be treated as unfunded for tax purposes and for purposes of Title I of ERISA.

         10.2 NON-ASSIGNABILITY

         None of the benefits, payments, proceeds or claims of any Participant or beneficiary shall be subject to any claim of any creditor of any Participant or beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or beneficiary, nor shall any Participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which he or she may expect to receive, contingently or otherwise under the Plan.

         10.3 LIMITATION OF PARTICIPANT'S RIGHTS

         Nothing contained in the Plan shall confer upon any person a right to be employed or to continue in the employ of an Employer or on the Board of Trustees of EOPT, or interfere in any way with the right of an Employer to terminate the employment of a Participant in the Plan at any time, with or without cause.

         10.4 PARTICIPANTS BOUND

         Any action with respect to the Plan taken by the Plan Administrator or the Funding Trustee or any action authorized by or taken at the direction of the Plan Administrator, an Employer or the Funding Trustee shall be conclusive upon all Participants and beneficiaries entitled to benefits under the Plan.

         10.5 RECEIPT AND RELEASE

         Any payment to any Participant or beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against an Employer, the Plan Administrator and the Funding Trustee under the Plan, and the Plan Administrator may require such Participant or beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Plan Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator, an Employer or the Funding Trustee to follow the application of such funds.

         10.6 GOVERNING LAW

         The Plan shall be construed, administered, and governed in all respects under and by the laws of the State of Illinois. If any provision shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         10.7 HEADINGS AND SUBHEADINGS

         Headings and subheading in this Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

         IN WITNESS WHEREOF, the undersigned officer of EOPT has executed this document to certify its adoption by EOPT as of the effective date provided herein.

                        FIRST AMENDMENT TO EQUITY OFFICE


Supplemental Retirement Savings Plan

         WHEREAS, Equity Office Properties Trust ("Equity Office") has adopted the Equity Office Supplemental Retirement Savings Plan (the "Plan"), and has reserved the right to amend the Plan; and

         WHEREAS, Equity Office desires to amend the Plan to authorize the nonelective deferral of bonuses paid in Equity Office Shares; and

         WHEREAS, the Compensation and Option Committee of the Board of Trustees of Equity Office (the "COC") is authorized to amend the Plan, and the COC has approved and adopted this amendment;

         NOW, THEREFORE, Equity Office amends Section 4.2 of the Plan, effective December 17, 1998, to read as follows:

         "4.2 SHARE DEFERRALS

                  (a) Share Deferrals under the Plan may be made by or for an Eligible Employee or Eligible Trustee in accordance with the following:

                           (i) An individual who is an Eligible Employee or
                  Eligible Trustee and who has received (or is to receive) a Restricted Share, Share Option or Share Appreciation Right or is to receive an Unrestricted Share may elect to defer (A) with respect to an Unrestricted Share, the ownership thereof;
                  (B) with respect to a Restricted Share, the ownership of the Share when it is an Unrestricted Share; or (C) with respect to the Share Option or Share Appreciation Right, the ownership of the Shares or other proceeds of an exercise thereof. An Eligible Employee or Eligible Trustee who desires to elect a Share Deferral shall complete and file an Enrollment Form with the Plan Administrator.

                           (ii) Board of Trustees or Board Committee fees paid
                  in Unrestricted Shares to Eligible Trustees shall be deferred hereunder. In addition, the COC (as defined in Article 9) may cause any Share granted to an Eligible Employee or Eligible Trustee to be deferred hereunder.

                           (iii) A Participant by or for whom a Share Deferral
                  is made may also make an election, applicable if the Funding Trustee receives and complies with a Participant's request to invest the deferred amount in Shares, or receives a request from the COC to invest in Shares, to have any dividends paid on such Shares distributed to the Participant when received by the Funding Trustee; provided that, in the absence of such an election, such dividends shall be credited to his or her Account.

                           (b) An election to defer pursuant to paragraph
                  9(a)(i) must be made (i) with respect to an Unrestricted Share paid in connection with the Participant's bonus, on or before October 1 of the Plan Year preceding the Plan Year in which the Unrestricted Share is otherwise awarded; (ii) with respect to any other Unrestricted Share, no less than six months before it is awarded or sold to the Participant; (iii) with respect to a Restricted Share, at least 12 months before the date it would become an Unrestricted Share; or (iv) with respect to a Share Option or Share Appreciation Right, at least six (6) months prior to the date the Share Option or Share Appreciation Right is exercised, or at such other time as the Plan Administrator may specify. Deferrals will only be effective if the individual making the election is still an Eligible Employee or Eligible Trustee on (I) in the case of a deferral of an Unrestricted Share, the date such Share would otherwise be received by the Participant; (II) in the case of a deferral of a Restricted Share, the date such Share would become an Unrestricted Share; or (III) in the case of a deferral of a Share Option or Share Appreciation Right, the date that a Share Option or Share Appreciation Right is exercised.

                           (c) Except as provided in the last sentence of this
                  paragraph, the Funding Trustee shall not be required to hold on behalf of a Participant any Unrestricted Share, Restricted Share, Share Option or Share Appreciation Right deferred in accordance with paragraph (a) above. Instead, the Funding Trustee shall credit to the Participant's Account an amount equal to (i) in the case of an Unrestricted Share or Restricted Share, the fair market value thereof on the date that the Share would otherwise be received by the Participant (or in the case of a deferral of a Restricted Share elected after the Share has been received, on the date that the Enrollment Form is received by the Plan Administrator); and
                  (ii) in the case of a Share Option or Share Appreciation Right, the excess of the fair market value of the underlying Shares over the exercise or base price thereof on the date of exercise. The Participant may request, in accordance with
                  Section 5.3, that amounts credited to his or her Account following a Share Deferral be invested in Shares, provided that the Funding Trustee shall have no obligation to comply with such request. Notwithstanding the foregoing, in the case of an Unrestricted Share that is paid to an Eligible Trustee or granted to an Eligible Employee or Eligible Trustee, and automatically deferred as described in paragraph (a)(ii), to the extent provided by the COC, the Funding Trustee shall invest the resulting amount credited to the Participant's Account in Shares."

                        SECOND AMENDMENT TO EQUITY OFFICE
                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN

         WHEREAS, Equity Office Properties Trust ("Equity Office") has adopted the Equity Office Supplemental Retirement Savings Plan (the "Plan"), and has reserved the right to amend the Plan, and

         WHEREAS, the Compensation and Option Committee of the Board of Trustees of Equity Office (the "COC") is authorized to amend the Plan, and the COC has approved and adopted this amendment;

         NOW, THEREFORE, Equity Office amends the Plan, effective November 1, 1997, by replacing Section 7.1 (a) and (b) with the following (and redesignating subsections (c) to (e) as subsections (b) to (d)):

                  "(a) A Participant shall elect (on the Enrollment Form used under Section 4.1 or 4.2, or a special Enrollment Form filed for a deferral under Section 4.2(a)(ii), or a special Enrollment Form filed on or before July of a Plan Year for Matching Deferrals under Section
         4.3 with respect to such Plan Year) the date or age at which Elective Deferrals, vested Share Deferrals and vested Matching Deferrals subject to such Form, adjusted for earnings, gains and losses attributable thereto, will be paid or commence to be paid to the Participant. If a Participant did not elect a date or age on an Enrollment Form, he or she may nonetheless, with the consent of the Plan Administrator in its discretion, elect a date or age for distribution; provided that such election is made not later than the December 31 that is at least 12 months before the date of his or her termination under Section 7.2. With the consent of the Plan Administrator in its discretion, a Participant may change any such election; provided that (i) the Participant changes his or her election to a date or age that is at least two (2) years later than the date or age previously elected; and
         (ii) any such change is made not later than the December 31 that is at least 12 months before the date previously elected."